Exhibit 10.17

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Amendment”), dated as of the 15th day of December, 2015,  is entered into by and between AWEIDA PROPERTIES, INC., a Colorado corporation (“Landlord”), and NIVALIS THERAPEUTICS, INC,  a Delaware Corporation (“Tenant”), to that certain lease dated March 11, 2010 by and between Landlord and Tenant (the “Lease”), as amended by that certain First Amendment to Lease dated December  5, 2014 and by that cetain certain Second Amendment to Lease dated February 11, 2015, for the lease of Premises located at 3122 Sterling Circle,  Suite 200, Boulder, Colorado 80301.  Capitalized terms used herein which are defined in the Lease shall have the meanings therein stated.

RECITAL

The Tenant desires to add certain space located in the Building to the Premises.

AMENDMENT

NOW, THEREFORE, the parties agree to amend the Lease as follows:

1.   Section 2, PREMISES, is hereby amended by adding the following language:

“In addition, Landlord leases to Tenant and Tenant leases from Landlord that certain space located in the loading dock area of the first floor of the Building (the “Space”) commencing January 1, 2016.  The Lease Term for the Space shall be coterminous with the Lease Term for the Lease, provided, however that Tenant shall have the option to terminate the lease on the Space at any time after June 30, 2016 by written notice to the Landlord given at least thirty (30) days prior to the requested termination date.    The rent for the Space shall be $250.00 per month payable in advance.”

2.   Except as expressly amended hereby, the Lease remains unmodified and in full force and effect.  In the event of a conflict between the terms of this Amendment and the Lease, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the day and year first above written.

TENANT:		LANDLORD:

NIVALIS THERAPEUTICS, INC.		AWEIDA PROPERTIES, INC.

By:	/s/ Tom Sokolowski	By	/s/ Daniel Aweida
	Tom Sokolowski, VP Finance		Daniel J. Aweida, President